EXHIBIT 99.2

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information

(unaudited)

Core results and core constant currency results are non-GAAP financial measures as they exclude certain items noted below. However, we believe investors should consider these measures as they are more indicative of our ongoing performance and with how management evaluates our operational results and trends.

Commodity mark-to-market net impact

In 2009 and 2010, we recognized mark-to-market net gains and losses on commodity hedges in corporate unallocated expenses. We centrally manage commodity derivatives on behalf of our divisions. Certain of these commodity derivatives do not qualify for hedge accounting treatment and are marked to market with the resulting gains and losses recognized in corporate unallocated expenses. These gains and losses are subsequently reflected in division results when the divisions take delivery of the underlying commodity.

Merger and integration charges

In 2009 and 2010, we incurred merger and integration charges (including closing costs, one-time financing costs and advisory fees) related to our acquisitions of PBG and PAS, as well as advisory fees, in 2010, in connection with our acquisition of Wimm-Bill-Dann Foods OJSC (WBD).

Restructuring and impairment charges

As a result of our previously initiated Productivity for Growth program, in 2009, we recorded restructuring and impairment charges.

Inventory fair value adjustments

In 2010, we recorded incremental costs, substantially all in cost of sales, related to fair value adjustments to the acquired inventory and other related hedging contracts included in PBG’s and PAS’s balance sheets at the acquisition date.

Venezuela currency devaluation

As of the beginning of our 2010 fiscal year, we recorded a one-time net charge related to our change to hyperinflationary accounting for our Venezuelan businesses and the related devaluation of the bolivar fuerte (bolivar).

Asset write-off for SAP software

In 2010, we recorded a charge related to a change in scope of one release in our ongoing migration to SAP software. This change was driven, in part, by a review of our North America systems strategy following our acquisitions of PBG and PAS. This change does not impact our overall commitment to continue our implementation of SAP across our global operations over the next few years.

Foundation contribution

In 2010, we made a contribution to The PepsiCo Foundation, Inc. (Foundation), in order to fund charitable and social programs over the next several years. This contribution was recorded in corporate unallocated expenses.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Quarter Ended March 20, 2010

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments						Non-GAAP Measure
	Reported	Inventory fair value adjustments	Merger and integration charges	Asset write-off for SAP software	Foundation contribution	Venezuela currency devaluation	Commodity mark- to-market net gains	Core*
Operating Profit	Quarter Ended 3/20/10							Quarter Ended 3/20/10

Frito-Lay North America	$728	$—	$—	$—	$—	$—	$—	$728
Quaker Foods North America	195	—	—	—	—	—	—	195
Latin America Foods	145	—	—	—	—	—	—	145

PepsiCo Americas Foods	1,068	—	—	—	—	—	—	1,068

PepsiCo Americas Beverages	73	281	193	—	—	(9)	—	538

Europe	118	—	1	—	—	—	—	119

Asia, Middle East & Africa	155	—	—	—	—	—	—	155

Corporate Unallocated	(574)	—	88	145	100	129	(46)	(158)

Total Operating Profit	$840	$281	$282	$145	$100	$120	$(46)	$1,722

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Quarter Ended June 12, 2010

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments			Non-GAAP Measure
	Reported	Inventory fair value adjustments	Merger and integration charges	Commodity mark- to-market net losses	Core*
Operating Profit	Quarter Ended 6/12/10				Quarter Ended 6/12/10

Frito-Lay North America	$800	$—	$—	$—	$800
Quaker Foods North America	159	—	—	—	159
Latin America Foods	233	—	—	—	233

PepsiCo Americas Foods	1,192	—	—	—	1,192

PepsiCo Americas Beverages	952	36	103	—	1,091

Europe	276	40	28	—	344

Asia, Middle East & Africa	267	—	—	—	267

Corporate Unallocated	(226)	—	24	4	(198)

Total Operating Profit	$2,461	$76	$155	$4	$2,696

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Quarter Ended September 4, 2010

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments			Non-GAAP Measure
	Reported	Inventory fair value adjustments	Merger and integration charges	Commodity mark- to-market net gains	Core*
Operating Profit	Quarter Ended 9/4/10				Quarter Ended 9/4/10

Frito-Lay North America	$866	$—	$—	$—	$866
Quaker Foods North America	167	—	—	—	167
Latin America Foods	238	—	—	—	238

PepsiCo Americas Foods	1,271	—	—	—	1,271

PepsiCo Americas Beverages	1,017	17	38	—	1,072

Europe	432	—	15	—	447

Asia, Middle East & Africa	235	—	—	—	235

Corporate Unallocated	(155)	—	16	(16)	(155)

Total Operating Profit	$2,800	$17	$69	$(16)	$2,870

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Quarter Ended December 25, 2010

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments			Non-GAAP Measure
	Reported				Core*
Operating Profit	Quarter Ended 12/25/10	Inventory fair value adjustments	Merger and integration charges	Commodity mark- to-market net gains	Quarter Ended 12/25/10

Frito-Lay North America	$982	$—	$—	$—	$982
Quaker Foods North America	220	—	—	—	220
Latin America Foods	388	—	—	—	388

PepsiCo Americas Foods	1,590	—	—	—	1,590

PepsiCo Americas Beverages	734	24	133	—	891

Europe	228	—	67	—	295

Asia, Middle East & Africa	51	—	—	—	51

Corporate Unallocated	(372)	—	63	(33)	(342)

Total Operating Profit	$2,231	$24	$263	$(33)	$2,485

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Year Ended December 25, 2010

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments						Non-GAAP Measure
	Reported							Core*
Operating Profit	Year Ended 12/25/10	Inventory fair value adjustments	Merger and integration charges	Asset write-off for SAP software	Foundation contribution	Venezuela currency devaluation	Commodity mark- to-market net gains	Year Ended 12/25/10

Frito-Lay North America	$3,376	$—	$—	$—	$—	$—	$—	$3,376
Quaker Foods North America	741	—	—	—	—	—	—	741
Latin America Foods	1,004	—	—	—	—	—	—	1,004

PepsiCo Americas Foods	5,121	—	—	—	—	—	—	5,121

PepsiCo Americas Beverages	2,776	358	467	—	—	(9)	—	3,592

Europe	1,054	40	111	—	—	—	—	1,205

Asia, Middle East & Africa	708	—	—	—	—	—	—	708

Corporate Unallocated	(1,327)	—	191	145	100	129	(91)	(853)

Total Operating Profit	$8,332	$398	$769	$145	$100	$120	$(91)	$9,773

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Operating Profit by Division

Year Ended December 26, 2009

(in millions and unaudited)

	GAAP Measure	Non-Core Adjustments			Non-GAAP Measure
	Reported				Core*
Operating Profit	Year Ended 12/26/09	Restructuring and impairment charges	Merger and integration charges	Commodity mark- to-market net gains	Year Ended 12/26/09

Frito-Lay North America	$3,105	$1	$—	$—	$3,106
Quaker Foods North America	781	2	—	—	783
Latin America Foods	904	3	—	—	907

PepsiCo Americas Foods	4,790	6	—	—	4,796

PepsiCo Americas Beverages	2,172	16	—	—	2,188

Europe	948	2	1	—	951

Asia, Middle East & Africa	700	12	—	—	712

Corporate Unallocated	(566)	—	49	(274)	(791)

Total Operating Profit	$8,044	$36	$50	$(274)	$7,856

*	Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Core Growth and Core Constant Currency Growth*

Year Ended December 25, 2010

(unaudited)

	Net Revenue	Operating Profit
Frito-Lay North America
Reported Growth	1%	9%
Restructuring and Impairment Charges	—	—

Core Growth	1	9
Impact of Foreign Currency Translation	(1)	(1)

Core Constant Currency Growth	—%	8%

Quaker Foods North America
Reported Growth	(1)%	(5)%
Restructuring and Impairment Charges	—	—

Core Growth	(1)	(5)
Impact of Foreign Currency Translation	(1)	(1)

Core Constant Currency Growth	(2)%	(6)%

Latin America Foods
Reported Growth	11%	11%
Restructuring and Impairment Charges	—	—

Core Growth	11	11
Impact of Foreign Currency Translation	(1)	—

Core Constant Currency Growth	10%	11%

PepsiCo Americas Foods
Reported Growth	3.5%	7%
Restructuring and Impairment Charges	—	—

Core Growth	3.5	7
Impact of Foreign Currency Translation	(1)	(1)

Core Constant Currency Growth	3%	6%

PepsiCo Americas Beverages
Reported Growth	102%	28%
Restructuring and Impairment Charges	—	(1)
Merger and Integration Charges	—	22
Inventory Fair Value Adjustments	—	16
Venezuela Currency Devaluation	—	—

Core Growth	102	64
Impact of Foreign Currency Translation	—	4

Core Constant Currency Growth	102%	68%

*	Core results and core constant currency results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

Note: Certain amounts may not sum due to rounding.

EXHIBIT 99.2

(continued)

PepsiCo, Inc. and Subsidiaries

Schedule of Reconciliation of GAAP and Non-GAAP Financial Information (cont.)

Core Growth and Core Constant Currency Growth*

Year Ended December 25, 2010

(unaudited)

	Net Revenue	Operating Profit
Europe
Reported Growth	37%	11%
Restructuring and Impairment Charges	—	—
Merger and Integration Charges	—	12
Inventory Fair Value Adjustments	—	4

Core Growth	37	27
Impact of Foreign Currency Translation	1	1

Core Constant Currency Growth	38%	27%

Asia, Middle East & Africa
Reported Growth	19%	1%
Restructuring and Impairment Charges	—	(2)

Core Growth	19	(1)
Impact of Foreign Currency Translation	(3)	(3)

Core Constant Currency Growth	16%	(4)%

*	Core results and core constant currency results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See page 1 for a discussion of each of these non-core adjustments.

Note: Certain amounts may not sum due to rounding.